UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 27, 2018

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5503 Cahuenga Blvd, #203

Los Angeles, CA 91601

(Address of principal executive offices) (zip code)

(877) 238-4492

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement

On March 27, 2018, we entered into Service Provider Agreement (the “Agreement”) with Satellite Tracking of People, LLC (“STP”), under which we became a nationwide, non-exclusive distributor of STP’s products. Under the Agreement, we are allowed to rent STP’s products to customers in all fifty (50) states. STP products are authorized in all fifty (50) states and we do not need additional authorization to rent the products to customers in any state. STP’s suite of products relate to ankle bracelet tracking devices, in-home tracking devices, and in-home sobriety testing products, to monitor and track convicted criminals and pre-adjudicated individuals, such as those suspected of stalking or domestic violence. Under the terms of the Agreement, for any activated unit we have leased to a customer we will pay STP a fee of between $1.00 to $4.25 per day per device, depending on the type of device, and we are not limited in the amount we can charge a customer by the Agreement. The description of the Agreement set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 7- Regulation FD

Item 7.01	Regulation FD Disclosure.

On April 16, 2018, we issued a press release announcing the signing of the Service Provider Agreement with Satellite Tracking of People, LLC. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated April 16, 2018 regarding the Service Provider Agreement with Satellite Tracking of People, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2018	Blow & Drive Interlock Corporation
a Delaware corporation

/s/ Laurence Wainer
	By:	Laurence Wainer
	Its:	Chief Executive Officer and Chief Financial Officer

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